Exhibit 99.1

Sumitomo Forestry Announces Strategic Combination with Tri Pointe Homes to Create a Leading U.S. Homebuilder

Supports expansion of affordable U.S. housing supply in addition to accelerating growth of Tri Pointe Homes’ high-quality homebuilding operations and providing U.S. homebuyers with a broader array of housing options

Deepens Sumitomo Forestry’s U.S. investment with addition of Tri Pointe Homes’ more than 150 active communities and presence across 13 high-growth states

Tri Pointe Homes stockholders to receive US$47.00 per share in all-cash transaction valued at approximately US$4.5 billion

Represents approximately 29% premium to February 12 closing stock price, 42% premium to 90-day VWAP and exceeds all-time high closing stock price

TOKYO and INCLINE VILLAGE, Nev., Feb. 13, 2026 (GLOBE NEWSWIRE) — Sumitomo Forestry Co., Ltd. (“Sumitomo Forestry”) (TSE: 1911) and Tri Pointe Homes, Inc. (“Tri Pointe Homes”) (NYSE: TPH), two companies united by a shared commitment to thoughtful growth, design-forward communities, and locally led operations, today announced a definitive agreement pursuant to which Sumitomo Forestry will acquire Tri Pointe Homes for US$47.00 per common share, in an all-cash transaction valued at approximately US$4.5 billion1 (approximately JPY 689 billion at a JPY:USD conversion rate of 153:1). The purchase price reflects an approximately 29% premium to Tri Pointe Homes’ closing stock price on February 12, 2026, the last trading day prior to announcement of the transaction, an approximately 42% premium to Tri Pointe Homes’ 90-day volume weighted average price (VWAP), and exceeds Tri Pointe Homes’ all-time high closing stock price.

Founded in 2009, Tri Pointe Homes has grown into one of the nation’s leading homebuilders with a strong presence across the Western, Southwestern, and Southeastern United States. The combination enhances Sumitomo Forestry’s geographic diversification, while adding Tri Pointe Homes’ premium lifestyle brand, strong operating model, and deep local relationships. The combination is expected to create greater financial capacity to support an increase in the number of affordable, high-quality homes that both companies can deliver to U.S. homebuyers.

Toshiro Mitsuyoshi, President and Executive Officer of Sumitomo Forestry, stated, “The addition of Tri Pointe Homes represents a significant step forward in advancing our growth strategy. Tri Pointe Homes shares our focus on quality, customer experience, and a culture that empowers local operating teams. Through the acquisition, we expect to further enhance our profitability by leveraging the complementary strengths of Tri Pointe Homes and each of the five homebuilders within our group. Sumitomo Forestry aims to achieve the goal of supplying 23,000 homes annually in the U.S. by 2030 as set forth in its long-term vision “Mission TREEING 2030”. Together with Tri Pointe Homes, which had over 6,400 home closings in 2024, we will strive to achieve further growth through our investment in U.S. housing. We sincerely look forward to partnering with Tri Pointe Homes’ Chief Executive Officer Doug Bauer, President and Chief Operating Officer Tom Mitchell, and the entire Tri Pointe Homes team.”

[1]	US$4.1 billion (approximately JPY 630 billion at a JPY:USD conversion rate of 153:1) on an equity value basis

For more than 20 years, Sumitomo Forestry has consistently invested in locally led builders across the U.S. homebuilding industry, with one of its stated strategic pillars being the continued expansion of the number of homes the Company delivers to U.S. homebuyers. Upon completion of the transaction, Sumitomo Forestry expects to make meaningful progress toward its long-term vision Mission TREEING 2030 target of 23,000 annual U.S. home sales. Over its 17-year history as a U.S. homebuilder, Tri Pointe Homes has delivered over 58,000 housing units to U.S. homebuyers and continues to increase its volume of annual home deliveries with more than 6,400 in 2024, further strengthening Sumitomo Forestry’s position in key growth geographies. Together, the companies are committed to delivering sustainable, high-quality housing while increasing the supply of new homes for families across the U.S.

Doug Bauer, Chief Executive Officer of Tri Pointe Homes, said, “For 17 years, Tri Pointe Homes has been dedicated to serving families and communities as an innovative national homebuilder with a local mindset. Partnering with Sumitomo Forestry is a natural evolution in Tri Pointe Homes’ growth and reflects the strengths of our differentiated business strategy, premium brand, and design-driven approach. This transaction delivers compelling cash value for our stockholders while accelerating our long-term growth strategy as an independent brand within a scaled, multi-faceted platform. Sumitomo Forestry’s expertise across the housing value chain will support our shared mission to serve the next generation of homebuyers.”

Tom Mitchell, President and Chief Operating Officer of Tri Pointe Homes, added, “Joining Sumitomo Forestry’s impressive platform provides our customers, partners, and team members with the benefit of scale, capital, and resources, enabling the continued evolution of the Tri Pointe Homes brand well into the future. We are excited to have found Sumitomo Forestry as a partner that is as committed to supporting our talented team as they are to driving forward our growth as part of their portfolio. We look forward to realizing the significant benefits of this combination on behalf of all our stakeholders.”

Tri Pointe Homes Leadership, Brand, and Headquarters

Upon completing the transaction, Tri Pointe Homes will become a part of Sumitomo Forestry’s family of U.S. homebuilders and will continue to operate as a distinct brand led by Tri Pointe Homes’ existing management team, supported by Sumitomo Forestry’s scale and investment. Tri Pointe Homes will also maintain its Home Office in Irvine, CA, its 17 divisions, and financial services operations.

Sumitomo Forestry has a proven track record of respecting continuity and the autonomy of local leadership. Through this combination, Sumitomo Forestry will continue to build upon its record as a strategic partner by investing to drive long-term value creation, sustainable growth, and improved offerings for U.S. homebuyers.

Transaction Details and Timeline

Subject to and in accordance with the terms and conditions of the merger agreement, which was unanimously approved by the boards of directors of both companies, an indirect wholly owned subsidiary of Sumitomo Forestry will merge with and into Tri Pointe Homes, with Tri Pointe Homes continuing as a wholly owned subsidiary of Sumitomo Forestry America, Inc. Completion of the transaction is expected in the second quarter of 2026, subject to certain conditions, including approval of the merger by Tri Pointe Homes’ stockholders and other customary conditions. The transaction is not subject to a financing condition.

Upon completion of the transaction, Tri Pointe Homes common stock will no longer be listed and traded on the New York Stock Exchange or any other public exchange.

Tri Pointe Homes Reiterates Outlook

Tri Pointe Homes today reiterated its fourth quarter and full-year 2025 outlook provided in its third quarter 2025 earnings release issued on October 23, 2025. As previously announced, Tri Pointe Homes will issue its full fourth quarter and full-year 2025 results on February 25, 2026.

Advisors

Mitsubishi UFJ Morgan Stanley and its affiliates including Morgan Stanley & Co. LLC are serving as exclusive financial advisor and Morrison & Foerster LLP is acting as legal counsel to Sumitomo Forestry.

Moelis & Company LLC is acting as exclusive financial advisor and Paul Hastings LLP is serving as legal counsel to Tri Pointe Homes. Collected Strategies is serving as strategic communications advisor to Tri Pointe Homes.

About Sumitomo Forestry

Sumitomo Forestry Group is engaged in a broad range of global businesses centered on wood, including forestry management, the manufacture and distribution of wood building materials, the contracting of single-family homes and medium- to large-scale wooden buildings, real estate development, and wood biomass power generation. In the Sumitomo Forestry Group’s long-term vision Mission TREEING 2030, the group is seeking to promote the Sumitomo Forestry Wood Cycle, a value chain to contribute to decarbonization for the whole of society by increasing the CO2 absorption of forests and popularizing wooden buildings that store carbon for long periods of time. With the promotion of global expansion as one of the business policies in the group’s long-term vision, it is also working to accelerate decarbonization initiatives in the United States.

About Tri Pointe Homes

One of the largest homebuilders in the U.S., Tri Pointe Homes, Inc. (NYSE: TPH) is a publicly traded company with a presence in 13 states and the District of Columbia, and is a recognized leader in customer experience, innovative design, and environmentally responsible business practices. The company builds premium homes and communities with deep ties to the communities it serves—some for as long as a century. Tri Pointe Homes combines the financial resources, technology platforms and proven leadership of a national organization with the regional insights, longstanding community connections and agility of empowered local teams. Tri Pointe has won multiple Builder of the Year awards and was named 2024 Developer of the Year. The company is one of the 2026 Fortune World’s Most Admired Companies, 2023 and 2025 Fortune 100 Best Companies to Work For® and was designated as one of the PEOPLE Companies That Care® for three consecutive years (2023 through 2025). The company was also named as a Great Place To Work-Certified™ company for five years in a row (2021 through 2025) and was named on several Great Place To Work® Best Workplaces list (2022 through 2025). For more information, please visit TriPointeHomes.com.

Forward-Looking Statements

This communication contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Sumitomo Forestry’s and Tri Pointe Homes’ expectations or beliefs concerning future events, including with respect to the fourth quarter and full year results of Tri Pointe Homes and with respect to the proposed transaction, including the expected timetable for completing the proposed transaction, future opportunities for the combined businesses and the expected benefits of the proposed transaction, including with respect to U.S. home deliveries and home sales, community count expansion and the growth of the Tri Pointe Homes brand. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “may,” “will,” “could,” “target,” “would,” “assuming” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on various assumptions, whether or not identified in this communication, are not guarantees of future performance and reflect management’s current expectations. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. Some of the factors which could cause outcomes and results to differ materially from expectations include the following: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the businesses of Sumitomo Forestry and Tri Pointe Homes and the price of the common stock of Sumitomo Forestry and Tri Pointe Homes; (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement entered into in connection with the proposed transaction (the “Merger Agreement”) by the stockholders of Tri Pointe Homes and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval; (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (iv) the risk that the Merger Agreement may be terminated in circumstances that require Tri Pointe Homes to pay a termination fee; (v) unanticipated difficulties or expenditures relating to the proposed transaction, including the response of business partners and competitors to the announcement of the proposed transaction or difficulties in employee retention as a result of the announcement and pendency of the proposed transaction; (vi) risks that the proposed transaction disrupts current plans and operations; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk of any litigation relating to the proposed transaction; (ix) the effects of U.S. trade policies, including the imposition of tariffs and duties on homebuilding products and retaliatory measures taken by other countries; (x) the prices and availability of supply chain inputs, including raw materials, labor and home components; (xi) the ability to obtain the necessary financing arrangements set forth in the commitment letters received in connection with the proposed transaction; (xii) the impact of adverse macroeconomic or labor market conditions, including the impacts of inflation and effects of geopolitical instability, on demand for Tri Pointe Homes’ or Sumitomo Forestry’s products; (xiii) risks relating to certain restrictions during the pendency of the proposed transaction that may impact the ability of Tri Pointe Homes and Sumitomo Forestry to pursue certain business opportunities or strategic transactions; (xiv) risks that the benefits of the proposed transaction are not realized when and as expected; and (xv) other factors described under the heading “Risk Factors” in Tri Pointe Homes’ Annual Report on Form 10-K for the year ended December 31, 2024, Tri Pointe Homes’ subsequent Quarterly Reports on Form 10-Q, and in other reports and filings with the Securities and Exchange Commission (the “SEC”). The forward-looking statements included in this communication are made only as of the date hereof. Except as required by applicable law or regulation, neither Tri Pointe Homes nor Sumitomo Forestry undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction between Sumitomo Forestry and Tri Pointe Homes, Tri Pointe Homes intends to file with the SEC a preliminary proxy statement (with the definitive proxy statement, the “Proxy Statement”) and other relevant documents in connection with a special meeting of Tri Pointe Homes’ stockholders for purposes of obtaining stockholder approval of the proposed transaction. This communication is not a substitute for the Proxy Statement or any other document that Tri Pointe Homes may file with the SEC. The definitive proxy statement (when available) will be sent or given to the stockholders of Tri Pointe Homes and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF TRI POINTE HOMES ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC BY TRI POINTE HOMES, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TRI POINTE HOMES, SUMITOMO FORESTRY AND THE PROPOSED TRANSACTION. Investors will be able to obtain a free copy of the Proxy Statement and other documents containing important information filed by Tri Pointe Homes with the SEC at the SEC’s website at www.sec.gov or from Tri Pointe Homes at its website at https://investors.tripointehomes.com/investors/overview/default.aspx.

Participants in the Solicitation

Tri Pointe Homes, and certain of its directors and executive officers, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Tri Pointe Homes’ directors and executive officers is set forth in (i) Tri Pointe Homes’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 21, 2025; (ii) Tri Pointe Homes’ Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on March 7, 2025, under the headings “Board of Directors”, “Compensation of Non-Employee Directors”, “Corporate Governance”, “Compensation Discussion and Analysis”, “Compensation Committee Report”, “Ownership of our Common Stock”, “Equity Compensation Plan Information”, “Executive Compensation”, “Director Compensation”, and “Certain Relationships and Related Party Transactions”; (iii) to the extent holdings of Company securities by its directors or executive officers have changed since the amounts set forth in Tri Pointe Homes’ proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Forms 3, 4 and 5, filed with the SEC; (iv) Tri Pointe Homes’ Current Report on Form 8-K, which was filed on April 17, 2025; and (v) in subsequently filed Current Reports on Form 8-K and Quarterly Reports on Form 10-Q. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors are and will be able to obtain a free copy of the documents filed with the SEC at the SEC’s website at www.sec.gov or from Tri Pointe Homes at its website at https://investors.tripointehomes.com/Home/default.aspx.

No Offer

No person has commenced soliciting proxies in connection with the proposed transaction referenced in this communication, and this communication is neither an offer to purchase nor a solicitation of an offer to sell securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Contacts:

Investor Relations

Sumitomo Forestry:

icom@sfc.co.jp

Tri Pointe Homes:

InvestorRelations@TriPointeHomes.com, 949-478-8696

Media

Sumitomo Forestry:

https://inquire.sfc.jp/sfc/m/contact/english/

Tri Pointe Homes:

Nick Lamplough / Clayton Erwin / David Feldman

TPH-CS@CollectedStrategies.com